MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund
Merrill Lynch Institutional Tax-Exempt Fund

Supplement dated March 9, 2007 to the
Prospectus dated August 28, 2006

Effective immediately, the section
entitled "How Shares are Priced" in the Fund's Prospectus is amended to delete the second and third sentences in the first paragraph and replace them with the following:

The amortized cost method is used in calculating each Fund's net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.





Code #FFI-SER-PR-0307SUP